                                                                   EXHIBIT 10.32


                      PROTEIN POLYMER TECHNOLOGIES, INC.
                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------


     I.    PURPOSE
           -------

           The Protein Polymer Technologies, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Corporation and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Corporation through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Code.

     II.   DEFINITIONS
           -----------

           For purposes of administration of the Plan, the following terms shall have the meanings indicated:

           Base Salary means the regular base salary paid to a Participant by
           -----------
one or more Participating Companies during such individual's period of participation in the Plan, plus any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporation Affiliate. The following items of compensation shall not be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or one or more Corporate Affiliates under any employee benefit or welfare plan now or hereafter established.

           Board means the Board of Directors of the Corporation.
           -----

           Code means the Internal Revenue Code of 1986, as amended from time to
           ----
time.

           Common Stock means shares of the Corporation's common stock, par
           ------------
value $0.01 per share.

           Corporate Affiliate means any parent or subsidiary corporation of the
           -------------------
Corporation (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

                                                             Stock Purchase Plan

                                                                               2


           Corporation means Protein Polymer Technologies, Inc., a Delaware
           -----------
corporation, and any corporate successor to all or substantially all of the assets or voting stock of Protein Polymer Technologies, Inc. which shall by appropriate action adopt the Plan.

           Effective Date means the first day of the initial offering period
           --------------
under the Plan, which is scheduled to commence on January 1, 1997. However, for any Corporate Affiliate which becomes a Participating Corporation in the Plan after the first day of the initial offering period, a subsequent Effective Date shall be designated with respect to participation by its Eligible Employees.

           Eligible Employees means any person who is regularly scheduled to
           ------------------
work more than twenty (20) hours per week for more than five (5) months per calender year in the employ of the Corporation or any other Participating Corporation for earnings considered wages under Code Section 3401(a). However, in no event shall the Corporation's Chief Executive Officer be an Eligible Employee.

           Entry Date means the date an Eligible Employee first joins the
           ----------
offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

           Fair Market Value means the fair market value per share of Common
           ----------------
Stock on any date in question under the Plan and shall be equal to the closing selling price per share of Common Stock on such date, as officially quoted on the principal securities exchange or automatic quotation system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on the date in question, then the closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value.

           Participant means any Eligible Employee who is actively participating
           -----------
in the Plan.

           Participating Corporation means the Corporation and such Corporate
           -------------------------
Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Corporation is the sole Participating Corporation, as of the Effective Date.

           Plan Administrator shall have the meaning given such term in Article
           ------------------
III.

                                                             Stock Purchase Plan
                                                                               3


           Quarterly Entry Date means the first business day of each calendar
           --------------------
quarter within an offering period in effect under the Plan. The earliest Quarterly Entry Date shall be the Effective Date.

           Quarterly Purchase Date means the last business day of each calendar
           -----------------------
quarter, on which date shares of Common Stock are to be automatically purchased for Participants under the Plan. However, the Quarterly Purchase Date for each calendar quarter within the first offering period shall be postponed to a date, as set by the Plan Administrator, within 10 business day after approval of the Plan by the Stockholders of the Corporation.

     III.  ADMINISTRATION
           --------------

           The Plan shall be administered by a committee (the "Plan Administrator") comprised of two (2) or more non-employee Board members appointed from time to time by the Board. The Plan Administrator shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

      IV.  OFFERING PERIODS
           ----------------

           A. Shares of Common Stock shall be made available for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with the provisions of Subsection I of Article VII, Subsection B of Article IX or Subsection B of Article X.

           B.  Each offering period shall have a maximum duration of twenty-four
(24) months. The duration of each offering period shall be designated by the Plan Administrator prior to the start date. However, the initial offering period shall run from January 1, 1997 to the last business day in December, 1997. The next offering period shall commence on the first business day in January, 1998, and subsequent offering periods shall commence annually unless otherwise designated by the Plan Administrator.

           C. The Participant shall be granted a separate purchase right for each offering period in which he/she participates. The purchase right shall be granted on the Entry

                                                             Stock Purchase Plan
                                                                               4

Date on which such individual first joins the offering period in effect under the Plan and shall be automatically exercised on each Quarterly Purchase Date while that purchase right remains outstanding.

               D. The Participant's acquisition of Common Stock under the Plan on any Quarterly Purchase Date shall neither limit nor require the Participant's acquisition of Common stock on any subsequent Quarterly Purchase Date, whether within the same or a different offering period.

          V.   ELIGIBILITY AND PARTICIPATION
               -----------------------------

               A. Each Eligible Employee shall be eligible to participate in the Plan in accordance with the following provisions:

               - An individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on the Quarterly Entry Date coincident with that start date or on any subsequent Quarterly Entry Date within the offering period on which he/she remains an Eligible Employee. The Quarterly Entry Date on which such individual first joins the offering period shall become such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

               - An individual who first becomes an Eligible Employee after the start date of any offering period under the Plan may enter that offering period on the first Quarterly Entry Date on which he/she is an Eligible Employee or on any subsequent Quarterly Entry Date within that offering period on which he/she remains an Eligible Employee. The Quarterly Entry Date on which such individual first joins the offering period shall become that individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the offering period.

               B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate).

               C. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base

                                                             Stock Purchase Plan
                                                                               5

Salary paid to the Participant during each calendar quarter within the offering period, up to a maximum of twenty percent (20%). The deduction rate so authorized shall continue in effect for the remainder of the offering period and for subsequent offering periods, except to the extent such rate is changed in accordance with the following guidelines:

           - The Participant may, at any time during a calendar quarter, reduce his/her rate of payroll deduction. Such reduction shall become effective as soon as possible after filing of the requisite reduction form with the Plan Administrator (or its designate), but the Participant may not effect more than one such reduction during a calendar quarter.

           - The Participant may, prior to the commencement of any calendar quarter within the offering period, increase the rate of his/her payroll deduction by filing the appropriate form with the Plan Administrator (or its designate). The new rate (which may not exceed the twenty percent (20%) maximum) shall become effective as of the first day of the first calendar quarter following the filing of such form.

           Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of
Article VII below.

     VI.   STOCK SUBJECT TO PLAN
           ---------------------

           A. The Common Stock purchasable under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares of Common Stock purchased on the open market. The total number of shares which may be issued over the term of the Plan shall not exceed 500,000 shares (subject to adjustment under Section VI.B below).

           B. In the event any change is made to the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares or other change affecting such outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable over the term of the Plan, (ii) the class and maximum number of securities purchasable per Participant on any Quarterly Purchase Date and (iii) the class and number of securities and the price per share in effect under each purchase price at the time outstanding under the Plan. Such adjustments

                                                             Stock Purchase Plan
                                                                               6


shall be designed to preclude the dilution or enlargement of the rights and benefits of Participants under the Plan.

     VII.  PURCHASE RIGHTS
           ---------------

           An Eligible Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, at successive quarterly intervals during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

           A.  Purchase Price.   Common Stock shall be issuable on each
               --------------
Quarterly Purchase Date within the offering period at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per
                                          -----
share on the Participant's Entry date or (ii) the Fair Market Value per share on the Quarterly Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share on the start date of that offering period.

           B.  Number of Purchasable Shares.   The number of shares purchasable
               ----------------------------
per Participant on each Quarterly Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the calendar quarter ending with such Quarterly Purchase Date by the purchase price in effect for that Quarterly Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any Quarterly Purchase Date shall not exceed five thousand (5,000) shares, subject to periodic adjustment under Section VI.B.

         Notwithstanding the above limitation of 5,000 shares, the limit with regard to Quarterly Purchase Dates postponed while awaiting approval of the Plan by the stockholders of the Corporation shall be 5,000 shares multiplied by the number of Quarterly Purchase Dates so postponed.

         Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any of its Corporate Affiliates.

         C.    Payment.   Payment for the Common Stock purchased under the Plan
               -------
shall be effected by means of the Participant's

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                                                             Stock Purchase Plan
                                                                               7


authorized payroll deductions. Such deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amount so collected shall be credited to the Participant's individual account upon the Corporation's books, but no interest shall be paid on the outstanding balance credited to such book account. The amounts collected from a Participant will not be held in any segregated account or trust fund and may be comingled with the general assets of the Corporation and used for general corporate purposes.

         D.    Termination of Purchase Rights.   The following provisions shall
               ------------------------------
govern the termination of outstanding purchase rights:

               - A Participant may, at any time prior to the next Quarterly Purchase Date, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected for the calendar quarter in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Quarterly Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

               - The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) on or before his/her scheduled Entry Date into the new offering period.

               - If the Participant ceases to remain an Eligible Employee for any reason (including death, disability or change in status) while his/her purchase right remains outstanding, then that purchase right shall immediately terminate, and the payroll deductions made to date by that Participant in the calendar quarter which such cessation of Eligible Employee status occurs shall be refunded as soon as possible.

                                                             Stock Purchase Plan
                                                                               8



         E.    Stock Purchase.  Shares of Common Stock shall automatically be
               --------------
purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions above) on each Quarterly Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the calendar quarter ending on such Quarterly Purchase Date (together with any carryover deductions from the preceding calendar quarter) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares set forth above) at the purchase price in effect for the Participant for that Quarterly Purchase Date. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock on the next Quarterly Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Quarterly Purchase Date shall be promptly refunded to the Participant.

         F.    Proration of Purchase Rights.   Should the total number of shares
               ----------------------------
of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

         G.    Rights as Stockholder.   A Participant shall have no stockholder
               ---------------------
rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

         A Participant shall be entitled to receive, as soon as practicable after each Quarterly Purchase Date, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with rights of survivorship. Alternatively, the Participant may request the issuance of such certificate in "street name" for immediate deposit in a designated brokerage account.

         H.    Assignability.   No purchase right granted under the Plan shall
               -------------
be assignable or transferable by the Participant

                                                             Stock Purchase Plan
                                                                               9


other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

               I.  Corporate Transaction. Should any of the following
                   ---------------------
transactions (a "Corporate Transaction") occur during the offering period:

               - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated.

               - the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

               - any reverse merger in which the Corporation is surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such Corporate Transaction by applying the payroll deductions of each Participant for the calendar quarter in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the Fair Market
                                                 -----
Value per share on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share immediately prior to the consummation of such Corporate Transaction. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of the offering period, be less than the Fair Market Value per share of Common Stock on such start date. The Corporation shall use its best efforts to provide at least ten (10) -days advance written notice of the occurrence of any such Corporate Transaction, and the Participant's shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Article VII.

               A similar automatic exercise of outstanding purchase rights will occur should the Corporation dispose of its equity

                                                             Stock Purchase Plan
                                                                              10


holdings in one or more of its operating subsidiaries by a merger or consolidation involving that subsidiary, a sale of substantially all of the assets of that subsidiary or the Corporation's sale of substantially all of the outstanding capital stock of such subsidiary, but only the purchase rights of the Participants in the employ of the subsidiary involved in such disposition shall be so exercised.

        VIII.       ACCRUAL LIMITATIONS
                    -------------------

              A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (I) rights to Purchase Common Stock accrued under any other purchase right outstanding under this Plan and
(II) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the grant date or dates of such purchase rights) for each calendar year such rights are at any time outstanding.

              B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

                    (i) The right to acquire Common Stock under such purchase right shall accrue in a series of successive quarterly installments as and when the purchase right first becomes exercisable for each such installment on the last business day of each calendar quarter for which that purchase right remains outstanding.

                    (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to $25,000 worth of Common Stock (determined on the basis of the Fair Market Value of the Common Stock on the date or dates of grant) for each calendar year during which one or more of those purchase rights were at anytime outstanding.

                    (iii) If by reason of such limitations, any purchase right does not accrue for a particular calendar quarter, then the payroll deductions which the Participant

                                                             Stock Purchase Plan
                                                                              11


        made during that calendar quarter with respect to such purchase right shall be promptly refunded.

               C. In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

        IX.    AMENDMENT AND TERMINATION
               -------------------------

               A. The Board may alter, amend, suspend or discontinue the Plan for one or more groups of Participants following any Quarterly Purchase Date. However, the Board may not, without the approval of the Corporation's stockholders:

               - materially increase the number of shares issuable under the Plan or the maximum number of shares purchasable per Participant on any one Quarterly Purchase Date, except that the Plan Administrator shall have the authority, exercisable without such stockholder approval, to effect adjustments to the extent necessary to reflect changes in the Corporation's capital structure pursuant to Subsection B of Articles VI;

               - alter the purchase price formula so at to reduce the purchase price payable for the shares issuable under the Plan; or

               - materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

               B. The Corporation shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following any Quarterly Purchase Date. Should the Corporation elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan

        X.     GENERAL PROVISIONS.
               ------------------

               A. The Plan shall become effective on the designated Effective Date, provided that no shares of Common Stock shall be issued hereunder, until
      --------
(i) the Plan shall have been approved by the stockholders of the Corporation, and (ii) the Corporation shall have complied with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any securities exchange or automatic quotation

                                                             Stock Purchase Plan
                                                                              12


system on which shares of the Common Stock are listed and all other applicable legal and regulatory requirements. In the event such stockholders' approval is not obtained or such compliance of the Corporation is not effected within twelve
(12) months after September 24, 1996, then the payroll deductions made by all Participants shall be refunded as soon as possible and the Plan shall not be implemented.

              B. The Plan shall terminate upon the earlier of (i) the last business day in 2001 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to the purchase rights exercised under the Plan.

              C. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

              D. Neither the action of the Corporation in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Corporation or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

                      PROTEIN POLYMER TECHNOLOGIES, INC.
                           STOCK PURCHASE AGREEMENT
                           ------------------------

          I hereby elect to participate in the Employee Stock Purchase Plan (the "ESPP") during the offering period specified below, and I hereby subscribe to purchase shares of Common Stock of Protein Polymer Technologies, Inc. (the "Corporation") in accordance with the provisions of this Agreement and the ESPP. I hereby authorize payroll deductions from each of my paychecks during the offering period in the 1% multiple of my earnings (not to exceed a maximum of 20%) specified in my attached Enrollment Form.

          I understand that the offering period is divided into calendar quarter purchase periods which will begin on the first business day of January, April, July, and October each year during the offering period, and my participation will automatically remain in effect from one calendar quarter to the next during the offering period in accordance with my payroll deduction authorization, unless I withdraw from the ESPP or change the rate of my payroll deduction or unless my employment status changes.

          I understand that my payroll deductions will be accumulated for the purchase of shares of the Corporation's Common Stock on the last business day of each calendar quarter within the offering period, except as such quarterly purchase date shall be postponed until promptly after approval of the ESPP by the stockholders of the Corporation. The purchase price per share will be 85% of the lower of (i) the fair market value per share of Common Stock on my entry
    -----
date into the offering period or (ii) the fair market value per share on the quarterly purchase date. However, the clause (i) amount will in no event be less than the fair market value per share of Common Stock on the start day of the offering period.

          I understand that I can withdraw from the ESPP at any time prior to the next quarterly purchase date and elect either to have the Corporation refund all my payroll deductions for that quarter or to have such payroll deductions applied to the purchase of Common Stock on the next quarterly purchase date. However, I may not rejoin that particular offering period at any later date. Upon my termination of employment or change to ineligible employee status, my participation in the ESPP will immediately cease and all my payroll deductions for the calendar quarter in which my employment terminates or my loss of eligibility occurs will automatically be refunded. Should I die while an ESPP participant, payroll deductions will automatically cease on my behalf and my estate shall receive a refund of my payroll deductions to date in the calendar quarter in which I die. I further understand that I

                                                        Stock Purchase Agreement
                                                                               2

may reduce the rate of my payroll deductions once per calendar quarter and that I may increase my rate of payroll deductions to become effective at the beginning of any subsequent calendar quarter within the offering period.

     I understand that I will receive a stock certificate for the shares purchased on my behalf as soon as possible after each quarterly purchase date. The certificate will be issued in the name or names I have selected on the Enrollment Form accompanying this Agreement.

     I understand that the Corporation has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, with such amendment or termination to become effective immediately following the exercise of outstanding purchase rights at the end of any current calendar quarter. Should the Corporation elect to terminate the ESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement.

     I understand that the ESPP sets forth restrictions (i) limiting the maximum number of shares which I may purchase on any quarterly purchase date to 5,000 shares and (ii) prohibiting me from purchasing more than $25,000 worth of Common Stock for each calendar year my purchase right remains outstanding.

     I understand that in the event the ESPP is not approved by the stockholders of the Corporation within twelve (12) months after September 24, 1996, then I shall receive a refund of the payroll deductions made by me pursuant to the ESPP and the ESPP shall not be implemented.

     I acknowledge that I have received a copy of the ESPP. I have read this Agreement and the ESPP and hereby agree to be bound by the terms of both those documents. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.

     [I represent and warrant to and covenant with the Corporation in connection with my purchases of shares pursuant to the ESPP as follows:

           (a) I have a preexisting personal or business relationship with the Corporation, or by reason of my business or financial experience or the business or financial experience of my professional advisors who are unaffiliated with the Corporation and who are not compensated by the Corporation or any affiliate or selling agent of the Corporation, directly or indirectly, I have the capacity to protect my own interests.

                                                        Stock Purchase Agreement
                                                                               3

                 (b) I am purchasing for my own account and not with a view to or for sale in connection with any distribution of the shares.


Date: __________________              _________________________________________
                                      Signature of Employee

                                      Printed Name: ___________________________



Duration of Offering Period; From January 1, 1997
                             to December 31, 1997


Entry Date: __________, 199_